Acquisition of King's Gaming Promotion Limited	6 Months Ended
Jun. 30, 2012
Business Combinations [Abstract]
Business Acquisition, Integration, Restructuring and Other Related Costs [Text Block]

Note 9—Acquisition of King’s Gaming Promotion Limited

On November 10, 2010, the Company completed the purchase of the profit interest pursuant to  a Profit Interest Purchase Agreement  (“Purchase Agreement”) with Mr. Mok  and Mr. Wong (together, the “Seller”), to acquire the right to 100% of the profit interest derived by King’s Gaming, effective November 1, 2010, from the promotion of the Wenzhou VIP Room at the Venetian Hotel and Casino in Macau for an aggregate amount of (i) up to US$36,000,000, of which US$9,000,000 was paid at the closing, and (ii) 1,500,000 Ordinary Shares of the Company (the “Purchase Price”) issued at the closing. The balance of US$27,000,000 of the Purchase Price will be maintained as working capital at the cage of King’s Gaming   (and shall be the sole property of the Company until paid to the Seller in accordance with the terms of the Purchase Agreement) and shall be paid to the Seller in installments of US$9,000,000 (each, an “Installment Payment”), subject to meeting a minimum Gross Profit (as defined below) requirement equal to US$6,150,000 (the “Minimum Gross Profit Requirement”) for each of the three fiscal years following the closing date commencing with fiscal year 2011, which shall be evidenced by the management prepared financial statements of King’s Gaming approved by the Audit Committee of the Company.  In the event King’s Gaming fails to achieve the Minimum Gross Profit Requirement in any of the three fiscal years following the closing date, the Installment Payment shall be reduced by an amount equal to the product of (x) US$9,000,000 and (y) the quotient obtained by dividing (A) the actual Gross Profit for such year, by (B) the Minimum Gross Profit Requirement.

The Earnout Shares, Incentive Shares and Additional Incentive Shares shall be released and issued to the Seller as follows:

	Gross Profit Target
Year	For Earnout/Incentive Shares	Earnout/Incentive Shares	Additional Incentive Shares
2011	$6,150,000	500,000	*
2012	$7,380,000	500,000	*
2013	$8,860,000	500,000	*
2014	$9,740,000	100,000	*
2015	$10,720,000	100,000	*
2016	$11,790,000	100,000	*
2017	$12,970,000	100,000	*
2018	$14,260,000	100,000	*
2019	$15,690,000	100,000	*
2020	$17,260,000	100,000	*

*- For each US$1,000,000 in which the Gross Profit target for such year is exceeded, 10,000 Additional Incentive Shares will be issued.  The Seller is not entitled to any Additional Shares on a pro rata basis for multiples of less or greater than US$1,000,000.

For the year ended December 31, 2011, Incentive Shares of 500,000 were earned since King’s Gaming met it’s 2011 Gross Profit Target exceeding $6,150,000 and earned additional incentive shares of 20,000 by exceeding it’s Gross Profit Target by over $2,000,000.

Additionally, Mr. Mok has agreed to provide a personal guaranty, for so long as he is employed by the Company or King’s Gaming providing for the guaranty of all obligations of King’s Gaming and the Seller pursuant to the Purchase Agreement, including, but not limited to any bad debts the Seller network of junket agents may have incurred or may incur in the future.

As of December 31, 2010, the total estimated purchase price of $75,973,890 consisting of $9 million in cash, 1.5 million Ordinary Shares valued at $10.74 per share for a value of $16,110,000, and estimated contingent consideration of $50,863,890 consisting of contingent cash and Ordinary Shares has been allocated based on valuations performed to determine the fair values of the acquired assets as follows:

Gaming License Deposit	$12,446
Bad Debt Guarantee	466,116
Non-Compete agreement	792,304
Profit interest agreement	59,694,600
Goodwill	15,008,424

Total Estimated Purchase Price	$75,973,890

In accordance with the FASB ASC Topic 805 on business combinations, a liability of $50,857,564 was recognized for the estimated acquisition fair value of the contingent consideration based on the probability of the achievement of the Gross Profit targets at December 31, 2010. Any change in the fair value of the acquisition-related contingent consideration subsequent to the acquisition date, including changes from events after the acquisition date, such as changes in the Group’s estimate of the gross profit expected to be achieved, will be recognized in earnings in the period that estimated fair value changes. The fair value estimate assumes probability-weighted gross profits are achieved over the earn-out period. Actual achievement of gross profit range for this assumed earn-out period could reduce the liability to zero. A change in the fair value of the acquisition-related contingent consideration could have a material impact on the Group’s statement of operations and financial position in the period of change in estimate.  During the three and six month periods ended June 30, 2012, the Company recognized gains of $7,705,352 and $5,894,431, respectively due to the change in the fair value of the contingent consideration utilizing Level 3 fair value measurements.  During the three and six months ended June 30, 2011, the Company recognized gains of $5,142,653 and $2,770,683, respectively, due to the change in the fair value of the contingent consideration utilizing Level 3 fair value measurements.  Fluctuations in the market value of the Company's ordinary shares and subsequent performance will cause the fair value to increase or decrease and the resulting change will be recognized in earnings.

The following is a reconciliation of the change in fair value of the contingent consideration:

Contingent Consideration as of December 31, 2011	$44,550,585

Cash Consideration Paid	(9,000,000)

Ordinary Shares Issued	(3,057,600)

Change in Fair Value of Contingent Consideration	(5,894,431)

Foreign Currency Translation Adjustment	107,642

Contingent Consideration Payable as of June 30, 2012	$26,706,196

Management has considered the factors that make up the goodwill recognized in the transaction including the reputation of the VIP room and its location at the Venetian Hotel and Casino on the Cotai strip in Macau. Additional factors include the synergies between the operations of King's Gaming and the operations of Sang Heng and Sang Lung, including the expanded network of junket agents and the ability to offer higher tier gaming patrons the opportunity to play at either a high end luxury Cotai strip location or a high end luxury downtown Macau location. These factors do not qualify for separate recognition in the overall purchase price allocation.

The following is a summary of the current and long term portions of the estimated contingent consideration expected to be paid for the acquisition of King's Gaming:

Total Contingent
Years Ended December 31,	Consideration

2012*	$11,116,885
2013	11,201,961
2014	583,872
2015	630,511
2016	625,023
Thereafter	2,547,944
$26,706,196

*-Includes $9,000,000 cash consideration to be paid subsequent to the completion of the December 31, 2012 audit, in 2013 and considered current as of June 30, 2012.